UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                December 10, 2004

                               FRESH CHOICE, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   000-20792              77-0130849
--------------------------------- ---------------------   --------------------
 (State or other jurisdiction of  (Commission File No.)    (I.R.S. Employer
         incorporation)                                    Identification No.)


                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Item 4.01 Changes in Registrant's Certifying Accountant.

         On December 10, 2004, Fresh Choice, Inc. (the "Company") engaged the services of Macias Gini & Company LLP ("Macias"), subject to bankruptcy court approval, as its new independent auditors for its fiscal year ended December 26, 2004. The Company's Audit Committee of the Board (the "Audit Committee") authorized the engagement of Macias.

         During the two most recent fiscal years of the Company ended December 28, 2003 and December 29, 2002, the Company did not consult with Macias regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.



Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

None

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2004

                                         Fresh Choice, Inc.


                                         By:  /s/ David E. Pertl
                                         -----------------------
                                         David E. Pertl
                                         Executive Vice President
                                         and Chief Financial Officer


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